UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2006

KB Home
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10990 Wilshire Blvd., Los Angeles, California		90024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 231-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Under the Company’s Corporate Governance Principles, when a Director’s principal occupation or business association changes, the Director must tender a letter of resignation to the Chair of the Board’s Nominating and Corporate Governance Committee. In accordance with these Principles, on February 10, 2006, Dr. Barry Munitz tendered a letter of resignation to the Chair of the Nominating and Corporate Governance Committee. On February 24, 2006, the Nominating and Corporate Governance Committee recommended to the Board that Dr. Munitz’s tender be accepted. On February 27, 2006, the Executive Committee, acting on behalf of the full Board, accepted Dr. Munitz’s resignation from the Board.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KB Home

February 28, 2006	By:	Charles F. Carroll

Name: Charles F. Carroll
Title: Vice President, Deputy General Counsel and Corporate Secretary